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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549







                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2004

                               CCFNB BANCORP, INC.
             (Exact name of registrant as specified in its charter)




Pennsylvania                                0-19028              23-2254643
-------------------------------             ------------      ----------------
(State or other jurisdiction of             (Commission       (I.R.S. employer
incorporation)                              file number)          Id. No.)

232 East Street, Bloomsburg, Pennsylvania                            17815
-----------------------------------------                          ---------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (570) 784-4400

Former name or former address, if changed from last report:  Not applicable



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                               CCFNB BANCORP, INC.
                                    FORM 8-K

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           At the Registrant's Board Meeting of April 29, 2004, the Directors named Frank D. Gehrig to the unexpired Director's term of Don E. Bangs

           At the Registrant's Board Meeting of April 29, 2004, the Directors named Edward L. Campbell Secretary of the Board.


Item 6.    Resignations of Registrant's Directors.

           At the Registrant's Board Meeting of April 29, 2004, the resignation of Director Don E. Bangs was received effective April 29, 2004. Mr. Bangs was required to resign as a director due to an age limitation in the registrant's bylaws. Mr. Bangs had no disagreement over corporate Policy and Management.


Item 7.    Financial Statements and Exhibits.

           Not Applicable.

Item 8.    Change in fiscal year.

           Not Applicable.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CCFNB BANCORP, INC.
                                                     -------------------
                                                     (Registrant)

                                                     /s/ Lance O. Diehl
Date:  April 29, 2004                                ---------------------------
                                                     Lance O. Diehl
                                                     Chief Executive Officer


                                                     /s/ Virginia D. Kocher
Date:  April 29, 2004                                ---------------------------
                                                     Virginia D. Kocher
                                                     Treasurer and Assistant
                                                     Secretary
                                                     (Chief Financial Officer)